Investor Update June 2012 Capability Adaptability Accountability Exhibit 99.1

2

Information Related to Forward-Looking Statements
Statements made in this presentation that state the Company’s or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-
looking statements. It is important to note that the Company's future events and actual results, financial or otherwise, could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause future events or actual results to differ materially from those in the forward-looking statements are included in the “Risk Factors” section of the
Company's SEC filings, including, but not limited to, the Company's Annual Report and quarterly reports. You are cautioned not to place undue reliance on such forward-looking statements.
Use of non-GAAP measures
We frequently use the non-GAAP measures of funds from operations (“FFO”), earnings before depreciation, amortization and deferred taxes (“EBDT”), comparable net operating income (“NOI”), and measures based on the pro-rata consolidation method (“pro-rata”) to explain operating performance and assist investors in evaluating our business.  In addition, we present a schedule of components to assist investors in determining the “net asset value” (“NAV”) of the
Company, also a non-GAAP measure.  For a more thorough discussion of FFO,
EBDT, NOI, pro-rata measures, and NAV, including how we reconcile these measures to their GAAP counterparts, please refer to the Supplemental Package furnished to the SEC on Form 8-K on June 7, 2012.  Copies of our quarterly and annual Supplemental Packages can be found on our website at www.forestcity.net, or on the SEC’s website at www.sec.gov.

San Francisco
Los Angeles
Denver
Dallas
Chicago
Cleveland
Baltimore
Richmond
Philadelphia
Washington, D.C.
New York
Boston

Core Market Strategy

Core Expansion Markets:
We intend to expand our presence in these urban markets which have high barriers to entry, strong demographics and job and population growth.

Core Legacy Markets:
We will continue to maintain a presence in these markets through our portfolio of core assets. (Forest City also owns and operates assets in markets outside of those illustrated here.)

capability
adaptability
accountability

FOREST CITY

Company Profile
•
Founded in 1920 and traded publically since 1960, Cleveland based Forest City is known nationally as a property owner, manager, and developer of some of the largest and most prestigious real estate projects in the country. Forest City’s diverse portfolio includes hundreds of premier properties located throughout the United States.
•
With a focus on Core Markets – the New York City metropolitan area, Boston, Greater
Washington, D.C., Denver, Los Angeles, San Francisco, Dallas, Philadelphia and Chicago
– we have overcome high barriers to entry and developed a unique franchise. Each of these core markets are great urban centers with strong demographics and superior growth potential.

capability
adaptability
accountability

FORESTCITY

Our Mission
Forest City is a leading owner, operator, and
developer of distinctive and diversified real estate
projects in select core markets, which create value
for our customers, shareholders, and communities
through place creation, sustainable practices, and a
long-term investment perspective.
We operate by developing meaningful relationships
and leveraging our entrepreneurial capabilities with
creative and talented associates who embrace our
core values.
Our Vision
To be the real estate leader and partner-of-choice in
creating distinctive places to live, work, and shop.

Our Strategic Themes
•
We will leverage our unique and proven
capability
as an owner, operator and
developer of distinctive real estate.
•
We will continue to show
adaptability
to
changing market conditions and stakeholder
needs.
•
We will commit to a high level of
accountability
to ourselves and to all of our
stakeholders to drive value creation.

Our 2012-2015 Strategic Plan
Key Goals:
•
Increase shareholder value by:
Intensify focus on the , both
markets and products
Continuing to strengthen the balance
sheet and reduce risk
Driving operational excellence
through all aspects of our company

core

capability
adaptability
accountability

FORESTCITY

Our Strategic Foundation

Develop unique,
differentiated real
estate that fuels
growth, creates a
“sense of place” and
builds communities in
strong core markets
Be a value-added
owner and operator
of a diverse
portfolio of
profitable real
estate assets
Build a strong,
sustaining capital
structure and
balance sheet that
allow us to further
create value and
profitable growth

FORESTCITY

capability
adaptability
accountability

Our Investment Profile: “Core-PLUS”

Core Products:
•
High-quality portfolio of 220+ income-producing assets
•
Primarily apartments, retail, and office (including life science)
•
Consistent NOI growth, stable occupancy, low tenant concentration
Core Markets:
•
Gateway cities with strong growth/demographics, barriers to entry
•
78% of assets in New York, D.C., Boston, Chicago, Dallas, Denver,
Los Angeles, San Francisco, Philadelphia
•
Selective expansion in new growth markets, including Dallas
PLUS:
•
Signature development capability to fuel future growth
•
Substantial entitlement at large, mixed-use projects in core markets
•
Expertise in public/private partnerships, urban infill, adaptive reuse
•
90-year+ track record, more than 50 years as a public company capability
adaptability
accountability

FORESTCITY

Forest City Initiates FFO

*Footnotes provided in Appendix Section
*
The table below will illustrate the differences between FFO and our historical reporting of EBDT.  The table will also reconcile these non-GAAP measures to net earnings, the most comparable GAAP measure.
FFO EBDT FFO EBDT
Net earnings attributable to Forest City Enterprises, Inc.
22,752 $               22,752 $               46,343 $               46,343 $
Depreciation and Amortization - Real Estate Groups
70,417 70,417 68,829 68,829
Impairment of depreciable rental properties
1,381 1,381 3,435 3,435
Gain on disposition of rental properties and partial interests in rental properties
(7,914) (7,914) (32,166) (32,166)
Income tax expense (benefit) on non-operating earnings (loss) - current and deferred
(1)
Gain on disposition of rental properties and partial interests in rental properties
3,052 3,052 12,467 12,467
Impairment of depreciable rental properties
(536) (536) (1,332) (1,332)
Straight-line rent adjustments
(4,835) (2,224)
Impairment of Land Group projects
- 1,400
Deferred taxes on impairment of Land Group projects
(1)
- (543)
Deferred income tax expense on operating earnings
(1)
14,492 24,950
Amortization of mortgage procurement costs - Real Estate Groups
3,623 3,632
Preference payment
- 585
Allowance for projects under development revision
- 2,000
FFO/EBDT
89,152 $               102,432 $            97,576 $               127,376 $
FFO Per Share Data - Quarterly Historical Trends
April 30, January 31, October 31, July 31, April 30,
2012
2012
(2)
2011 2011 2011
FFO
89,152 $                 (40,714) $                61,198 $           60,129 $                 97,576 $
If-Converted Method (adjustments for interest, net of tax):
3,769 - 3,769 1,852 1,798
FFO for per share data
92,921 $                 (40,714) $                64,967 $           61,981 $                 99,374 $
Weighted average shares outstanding - Basic
169,206,594 169,157,392 169,150,429 168,788,754 165,498,904
Weighted average shares outstanding - Diluted
221,840,381 221,500,850 221,413,645 207,917,958 204,975,222
FFO Per Share
0.42 $                   (0.24) $                  0.29 $             0.30 $                   0.48 $
Three Months Ended April 30, 2012 Three Months Ended April 30, 2011
Three Months Ended
(in thousands) (in thousands)

capability
adaptability
accountability

FORESTCITY

Balanced, Diverse NOI Sources

1) Includes limited-distribution subsidized senior housing.
2) Includes write-offs of abandoned development projects, non-capitalizable development costs, non-capitalizable marketing/promotional costs
(3)     Includes Richmond, Virginia.
New York
$52,785
31.4%
Los Angeles
$16,510
9.8%
Boston
$11,465
6.8%
Greater
San Francisco
$10,199
6.1%
Denver
$7,639
4.5%
Philadelphia
$6,223
3.7%
Chicago
$6,050
3.6%
Dallas
$1,171
0.7%
Non-Core
Markets
$39,258
23.4%
Greater
Washington, D.C.
(3)
$16,811
10.0%
Retail
$58,989
33.6%
Office
$62,777
35.8%
Apartments (1)
$42,517
24.2%
Military
Housing
$7,347
4.2%
Hotels
$1,096
0.6%
Land
$2,732
1.6%
NOI by Product Type 175,458 $ NOI by Market 168,111 $
Casino Land Sale 36,484 Casino Land Sale 36,484
The Nets (6,958) Military Housing 7,347
Corporate Activities (13,015) The Nets (6,958)
Other
(2)
(10,690) Corporate Activities (13,015)
Grand Total NOI 181,279 $ Other
(2)
(10,690)
Grand Total NOI 181,279 $
Net Operating Income by Product Type
Pro-Rata Consolidation
Three Months Ended April 30, 2012
Net Operating Income by Core Market
Pro-Rata Consolidation
Three Months Ended April 30, 2012
(dollars in thousands) (dollars in thousands)
associated with Barclays Center and unallocated management and service company overhead, net of tax credit income.

FOREST CITY

capability
adaptability
accountability

Washington DC
NOI by Market and Product Type*

* Excludes limited-distribution subsidized senior housing, military housing, supported living, land, land sales, hotels, and other
Three Months Ended April 30, 2012
Office Retail Apartments SUM
New York
69% 21% 10% 100%
Los Angeles
0% 89% 11% 100%
San Francisco
25% 46% 29% 100%
29% 43% 28% 100%
Cleveland
38% 12% 50% 100%
Boston
77% 0% 23% 100%
Denver
7% 66% 27% 100%
Pittsburgh
26% 69% 5% 100%
Chicago
25% 22% 53% 100%
Philadelphia
20% 23% 57% 100%
Dallas
0% 0% 100% 100%
Florida 0% 70% 30% 100%
Las Vegas 0% 100% 0% 100%
Other 6% 58% 36% 100%
39% 37% 24% 100%

NOI by Product Type and Market*

Three Months Ended April 30, 2012
* Excludes limited-distribution subsidized senior housing, military housing, supported living, land, land sales, hotels, and other
Office Retail
Apartments
New York
57% 19% 13%
Los Angeles
0% 24% 5%
San Francisco
4% 8% 8%
Washington DC
8% 12% 13%
Cleveland
9% 3% 21%
Boston
14% 0% 7%
Denver
0% 4% 3%
Pittsburgh
2% 7% 1%
Chicago
2% 2% 8%
Philadelphia
2% 2% 9%
Dallas
0% 0% 3%
Florida
0% 5% 3%
Las Vegas
0% 6% 0%
Other
2% 8% 6%
100% 100% 100%

Comparable Occupancy
%
(1)
Comparable NOI Growth – Year-over-Year, Pro Rata
%
Source: Supplemental Packages for the three months ended April 30, 2012 and years ended January 31, 2012, 2011, 2010, and 2009.
Historical Operations
(1) Represents comparable occupancy for Retail and Office as of the applicable date and comparable average occupancy year-to-date for Residential.

“We continue to be encouraged by the strong performance of our rental properties portfolio and by real estate fundamentals in our core products and core markets. We are confident in our ability to drive value creation, from within the mature portfolio, by stabilizing newly opened projects and by activating existing entitlement, particularly at our large, mixed-use projects in core markets.” -
David LaRue, President and CEO
90 90 90
91 91 91 91 91
88
92 92 92
94
95 95
86
88
90
92
94
96
YE 1/31/09 YE 1/31/10 YE 1/31/11 YE 1/31/12 4/30/2012
Retail Office Residential
0.3
(3.9)
2.2
2.6 3.0
1.2
5.4
2.1
(2.6)
3.2
1.4
(3.9)
4.3
7.3
11.0
(6.0)
(4.0)
(2.0)
-
2.0
4.0
6.0
8.0
10.0
12.0
YE 1/31/09 YE 1/31/10 YE 1/31/11 YE 1/31/12 YTD 4/30/12
Retail Office Residential

EBDT per Share ($ per share)
(2)
Historical Operations
EBDT ($ in millions)
(1)
(1)
(2)
“We achieved record total EBDT in 2011, propelled by the strength of our portfolio, particularly our residential and retail businesses, where our comp portfolios outperformed industry averages for the year. Our results also benefited from major transactions such as our sale of land and air rights to the Cleveland casino developer. Overall, 2011 was a year of solid progress and positive momentum for Forest City” –
David LaRue, President and CEO

Refer to the Investors section of Forest City’s web site
(http://ir.forestcity.net/phoenix.zhtml?c=88464&p=IROL-reportsother
) for
Supplemental Packages for the periods referenced above, which provide reconciliation of EBDT to its nearest GAAP equivalent.
168.0
194.4
212.4
245.0
270.5
285.0
265.7
218.9
301.1
309.9
334.4
-
50
100
150
200
250
300
350
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
1.77
1.94
2.10
2.41
2.64
2.73
2.47
2.05
2.00
1.59
1.61
-
0.50
1.00
1.50
2.00
2.50
3.00
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Per–share data reflects new Class A common shares and the “if-converted” effect of convertible debt and convertible preferred stock issued in 2009 and 2010.

Office Portfolio Overview
•
49 properties, 13.5M s.f. in conventional and
life science office
•
Concentrations in New York and Boston
•
Key properties:
New York Times, Manhattan (left)
University Park at MIT, Cambridge
MetroTech Center, Brooklyn
The New York Times is a 52 story office
tower located in the Times Square
submarket and was designed by Pritzker
Prize winning architect Renzo Piano.

90.7%
90.3%
90.5%
91.0%
91.5%
87.0%
89.0%
91.0%
93.0%
95.0%
April 30,
2011
July 31,
2011
October 31,
2011
January 31,
2012
April 30,
2012
Office Comparable Occupancy Recap
For the three months ended

Apartment Portfolio Overview
Metro 417, opened in 2005 was one of the largest adaptive –
reuse projects in LA history.  There are 277 units in the 500k s.f.
building that was originally built in the 1920s as the Subway
Terminal for the city’s Red Car trolleys.  The building is on both the state and national lists of historical places.

4.8%
3.1%
12.0%
11.9%
11.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
April 30,
2011
July 31,
2011
October 31,
2011
January 31,
2012
April 30,
2012
Quarterly Residential Comparable NOI Increase
For three months ended:
8 Spruce Street, Manhattan
DKLB BKLN, Brooklyn
River Lofts at Tobacco Row, Richmond
Metro 417, Los Angeles (shown)
123 apartment communities, 24,416 total units at pro-rata
Key properties:

Peter Alexander
FINE JEWELERS
NORDSTRO
LITTMAN

FOREST CITY
capability
adaptability
accountability

Portfolio Highlights – Retail
•
45 centers, 25.8M total s.f.,
15.9M GLA
•
Enclosed regional malls,
open-air lifestyle centers, big-
box/power centers, specialty
centers
•
Key properties:

(1) All sales data is derived from schedules provided by our tenants and is not subject to the same internal control and
verification procedures that are applied to the other data in the Company's supplemental package.  In addition, the data is presented on a one-month lag to be consistent with the
calendar year end of our tenants.
Short Pump Town Center is a two-level 1.3M s.f. open-air mall located in
Richmond, Virginia, anchored by Nordstrom, Macy’s Dillard’s, and Dick’s
Sporting Goods.
FCE Regional Mall Sales per Square Foot
(1)
42nd Street, New York
San Francisco Centre/
The Emporium
Short Pump Town Center,
Richmond (Shown)
Victoria Gardens,
Rancho Cucamonga, CA
$411
$417
$434
$443
$456
$370
$390
$410
$430
$450
April 30,
2011
July 31,
2011
October 31,
2011
January 31,
2012
April 30,
2012
Rolling 12-month basis for the periods presented

capability
adaptability
accountability

FOREST CITY

Forest City is proud to participate in the
privatization of rental residential communities
for military families.
Our portfolio includes more than 14,000 military
family homes located in eight states.  These
include the Southern Group Air Force bases, the
U.S. Air Force Academy, and Naval installations
in Hawaii, Washington, Illinois, Indiana and
Tennessee.
Military Housing NOI
(In Thousands)
Military Housing

$-
$5,000
$10,000
$15,000
$20,000
$25,000
2005 2006 2007 2008 2009 2010 2011
Property Management
$1,776 $4,092 $3,379 $6,834 $9,881 $9,872 $10,967
Asset Management
$316 $559 $1,141 $2,272 $2,192 $2,993 $3,309
Construction $1,149 $3,344 $9,033 $12,345 $8,783 $5,634 $4,158
Development $3,334 $8,983 $16,624 $23,541 $11,169 $5,883 $5,615
Total $6,573 $16,978 $30,177 $44,992 $32,025 $24,381 $24,049

FORESTCITY

capability
adaptability
accountability

Recently Opened: 8 Spruce Street
Located in New York City (Lower
Manhattan); Frank Gehry-designed
apartment tower.
76 stories, 899 market-rate units
700+ executed leases or 79% of total
Lower floors include a K-8 public school
and an ambulatory care center for the
New York Downtown Hospital
Over 871 units are open, remaining
units on upper floors are still under
construction
View from an upper level model unit, featured
in the Wall Street Journal on March 21, 2012
(Views from the Market Top
by Laura Kusisto)

GAP
Vera Bradley
Lord & Taylor
Sur la table
REI www.rei.com
DICK'S SPORTING GOODS
H&M
NATIONAL AMUSEMENTS THEATRES
WHOLE FOODS MARKET
Guitar Center The Musician's Choice
LLBean
WESTMED MEDICAL GROUP
The Cheesecake Factory
SEPHORA

FORESTCITY

capability
adaptability
accountability

Recently Opened: Westchester’s Ridge Hill
Located in Yonkers, NY 1.3M s.f. mixed-
use retail project opening in phases
(currently 60% leased)
LEGOLAND is expected to begin
construction in July, 2012, with an
anticipated opening in Spring of 2013
Some tenants currently open:

theyards
WASHINGTON, DC

DCyards.com
dine

capability
adaptability
accountability

FORESTCITY

•
Foundry Lofts, the first residential building at The Yards mixed-
use project in the Capitol Riverfront District of Washington, D.C.
170 loft-style apartments in an adaptive–reuse of a former
Navy Yard industrial building
Initial move-ins began in December, 2011 with lease
commitments for 97% of the units already
Recently Opened: Foundry Lofts

BARCLAYS CENTER BROOKLYN

NETS BROOKLYN

FORESTCITY

capability
adaptability
accountability

Under Construction: Barclays Center
•
Brooklyn, New York
State-of-the-art sports
and entertainment
venue
70% of forecasted
contractually obligated
revenues currently under
contract
Future home of the NBA Nets
First phase of the Atlantic
Yards mixed-use project,
which is expected to feature
more than 6,400 housing units,
approximately 250K s.f. of
retail, and more than 8 acres
of open space
Set to open September, 2012

Enhanced Disclosure: Net Asset Value Components

*Footnotes provided in Appendix Section
*
(Dollars in millions at pro-rata)
Q1 2012
NOI
(1)
Annualized
NOI
(2)
Net Stabilized
Adjustments
(3)
Annualized
Stabilized NOI
Nonrecourse
Debt
(4)
A B =A + B
Commercial Real Estate
Retail 59.0 $                236.0 $               4.9 $                   240.9 $               (2,641.9) $
Office 62.8 251.2 0.5 251.7 (2,297.5)
Other (6.3) (25.2) 9.7 (15.5)
Total Commercial Real Estate
115.5 $              462.0 $               15.1 $                 477.1 $               (4,939.4) $
Residential Real Estate
Apartments 38.1 $                152.4 $               (2.8) $                  149.6 $               (1,975.5) $
Subsidized Senior Housing (5) 4.4 17.6 - 17.6
Military Housing 7.3 29.2 (14.2) 15.0
Other (3.3) (13.2) - (13.2)
Total Residential Real Estate
46.5 $                186.0 $               (17.0) $                169.0 $               (1,975.5) $
Total Rental Properties
162.0 $              648.0 $               (1.9) $                  646.1 $               (6,914.9) $
Development Pipeline Debt Adj. NET
(6)
454.8
Adjusted Total Rental Properties
162.0 $              648.0 $               (1.9) $                  646.1 $               (6,460.1) $
Book Value Debt
Westchester's Ridge Hill
(Adjusted for amounts included in CRP)
(6)
346.2 $               (193.7) $
8 Spruce Street
(Adjusted for amounts included in CRP)
(6)
427.4 (261.1)
Total development pipeline adjustments 773.6 (454.8)
Projects under construction (4) 899.6 (434.3)
Adjusted projects under construction 1,673.2 $           (889.1) $
Projects under development
(4)
939.3 $               (181.9) $
Land held for development and sale (4)
97.6 $                 (26.6) $
Book Value
(4)
Nonrecourse
Debt
(4)
Cash and equivalents 336.7 $
Restricted cash and escrowed funds 429.0 $
Notes and accounts receivable, net
(7)
386.9 $
Net investments and advances to unconsolidated entities 212.6 $
Prepaid expenses and other deferred costs, net 215.2 $
Land held for divestiture 88.5 $                 (28.6) $
Book Value (4)
Bank revolving credit facility - $
Senior and subordinated debt (1,038.6) $
Less: convertible debt 599.2 $
Construction payables (155.1) $
Operating accounts payable and accrued expenses (8)
(706.4) $
Number of shares for the three months ended April 30,
2012 (In millions)
221.8
Net Asset Value Components - April 30, 2012
Completed Rental Properties ("CRP")
Weighted Average Shares Outstanding - Diluted
Nonrecourse
Recourse Debt and other Liabilities
Development Pipeline
Other Tangible Assets

capability
adaptability
accountability

FORESTCITY

Appendix
Recourse Debt Maturities 26
Asset Sales 27
Lease Expirations 28
Pipeline 30
The Yards – Project Site Plan 36
Atlantic Yards – Project Site Plan 37
Sustainability 38
Net Asset Value Components Footnotes 39
Funds From Operations Footnotes 40

1650
1450
1250
1050
850
650
450
250
50
-150
Millions
750
273
29
29
200
450
178
300
50
132
150
350
100
100
600
889
1,602
2010
2011
2012
2013
2014
2015
2016
2017
2018
2034
Total
1/31/09 Debt/Capacity
4/30/12 Convertible Debt
4/30/12 Non-Convertible Debt/Capacity

FOREST CITY

capability
adaptability
accountability

Addressing Recourse Debt Maturities 26 Change in Recourse Debt Capacity - 4/30/2012 Compared to 1/31/09

FOREST CITY

capability
adaptability
accountability

Asset Sales

($ in thousands at pro-rata)
Cash Net Annualized Cap EBDT Year EBDT/
Count Proceeds Sales Price NOI Rate Prior to Sale Proceeds Leverage
Total (11 Yr + YTD 2012: 2001-2012)
97 1,304,861 3,138,922 207,701 6.6% 97,702 7.5% 58%
Total (10 Yr: 2002-2011) 88 1,207,394 2,928,026 191,337 6.5% 90,266 7.5% 59%
Total (7 Yr: 2005-2011) 70 1,080,576 2,573,017 163,272 6.3% 76,309 7.1% 58%
Total (5 Yr: 2007-2011) 58 720,777 1,860,871 122,134 6.6% 60,632 8.4% 61%

FORESTCITY

capability
adaptability
accountability

Office Lease Expirations (as of 4/30/2012)

0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
2012 2013 2014 2015 2016
Office Lease Expirations
Percentage of Net Base Rent Expiring
As of April 30, 2012
(1)
GLA = Gross Leasable Area
(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, amortization of intangible assets related to in-place leases, above and below market leases, and contingent rental payments (which are not reasonably estimable).
(3)
Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.
NET
EXPIRATION BASE RENT
YEAR
EXPIRING
(2)
2012 82 629,105 5.54% $   18,223,579 6.02% $       35.37
2013 99 1,203,425 10.61 25,976,786 8.58 22.77
2014 80 862,748 7.60 17,803,428 5.88 33.02
2015 53 507,152 4.47 9,539,205 3.15 21.98
2016 65 1,003,898 8.85 23,101,556 7.63 29.77
EXPIRING OF EXPIRING OF TOTAL OF TOTAL SQUARE FEET
LEASES LEASES
(3)
LEASED GLA
(1)
BASE RENT EXPIRING
(3)
AVERAGE
BASE
NUMBER OF SQUARE FEET PERCENTAGE PERCENTAGE RENT PER

capability
adaptability
accountability

FORESTCITY

Retail Lease Expirations (as of 4/30/2012)

0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
2012 2013 2014 2015 2016
Retail Lease Expirations
Percentage of Net Base Rent Expiring
As of April 30, 2012
NET
EXPIRATION BASE RENT
YEAR
EXPIRING
(2)
2012 212 634,085 5.08% $   12,995,333 5.17% $       26.27
2013 350 1,223,594 9.80 26,708,040 10.63 27.30
2014 295 1,077,675 8.63 21,067,186 8.38 27.67
2015 218 866,319 6.93 19,331,135 7.69 29.84
2016 265 1,404,114 11.24 31,550,161 12.55 36.38
EXPIRING OF EXPIRING OF TOTAL OF TOTAL SQUARE FEET
LEASES LEASES
(3)
LEASED GLA
(1)
BASE RENT EXPIRING
(3)
AVERAGE
BASE
NUMBER OF SQUARE FEET PERCENTAGE PERCENTAGE RENT PER
(1)
GLA = Gross Leasable Area
(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, amortization of intangible assets related to in-place leases, above and below market leases, and contingent rental payments (which are not reasonably estimable).
(3)
Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

capability
adaptability
accountability

FOREST CITY

Pipeline: Projects Opened

Note: See pages 34- 35 in the Supplemental Package for the quarter ended April 30, 2012 for footnotes.
Designed to meet LEED
certifications, Las Vegas City
Hall,
was designed by Forest
City Real Estate Services on
a fee basis.  Thirty-three
“solar trees” are located in
the buildings front plaza.
Cost at FCE
Cost at Full Total Cost Pro-Rata Share Sq. ft./
Date Consolidation at 100% (Non-GAAP) (c) No. of
Property Location Dev (D) Opened (GAAP) (b) (2) (1) X (2) Units
2012
Residential:
The Aster Town Center (d) Denver, CO D Q1-12/Q2-12 90.0% 90.0% $ 10.9 10.9 $        9.8 $                 85 42%
Fee Development Project
Las Vegas City Hall Las Vegas, NV D Q1-12 - (e) - (e) $ 0.0 146.2 $      0.0 $                 270,000
Openings as of April 30, 2012
Lease
Ownership % (a) (1) Commitment %
(in millions)
Pro-Rata
FCE Legal FCE % (a)
(f)

FORESTCITY

capability
adaptability
accountability

Pipeline: Projects Under Construction

Note: See pages 34- 35 in the Supplemental Package for the quarter ended April 30, 2012 for footnotes.
Cost at FCE
Total Cost Pro-Rata Share
Anticipated at 100% (Non-GAAP) (c) Sq. ft./
Property Location Opening (2) (1) X (2) No. of Units
Retail Centers: (f)
The Yards - Boilermaker Shops Washington, D.C. Q3-12 100.0% 100.0% $ 19.6 19.6 $       19.6 $                 40,000 40,000 74%
Office:
Johns Hopkins Parking Garage Baltimore, MD Q3-12 85.0% 100.0% $ 29.9 29.9 $       29.9 $                 492,000
Residential:
Botanica Eastbridge Denver, CO Q2-12 90.0% 90.0% $ 15.4 15.4 $       13.9 $                 118
Continental Building Dallas, TX Q1-13 100.0% 100.0% 54.6 54.6 54.6 203
$ 70.0 70.0 $       68.5 $                 321
Arena:
Barclays Center Brooklyn, NY Q3-12 34.0% 34.0% $ 934.3 934.3 $     317.7 $               670,000 18,000 seats (n) 70% (o)
Total Under Construction (p) $ 1,053.8 1,053.8 $  435.7 $
Fee Development Project
Dept. of Health & Mental Hygiene Baltimore, MD Q2-14 - (e) - (e) $ 0.0 135.0 $     0.0 $                   234,000
Pro-Rata Cost at Full Gross
FCE Legal FCE % (a) Consolidation Leasable
(in millions)
Projects Under Construction
as of April 30, 2012
Lease
Ownership % (a) (1) (GAAP) (b) Area Commitment %

Pipeline: Equity Requirements

For Projects Under Construction (a)
as of April 30, 2012
Less Plus
Unconsolidated Full Less Unconsolidated Pro-Rata
Investments Consolidation Noncontrolling Investments Consolidation
100% at 100% (GAAP)
(b)
Interest at Pro-Rata (Non-GAAP)
(c)
Total Cost Under Construction 1,053.8 $                   - $                 1,053.8 $         618.1 $            - $                 435.7 $
Total Loan Draws and Other Sources at Completion
(d)
638.5 - 638.5 389.8 - 248.7
Net Equity at Completion 415.3 - 415.3 228.3 - 187.0
Net Costs Incurred to Date 762.3 - 762.3 450.7 - 311.6
Loan Draws and Other Sources to Date 380.9 - 380.9 228.4 - 152.5
Net Equity to Date 381.4 - 381.4 222.3 - 159.1
% of Total Equity 92% 92% 85%
Remaining Costs 291.5 - 291.5 167.4 - 124.1
Remaining Loan Draws and Other Sources 257.6 - 257.6 161.4 - 96.2
Remaining Equity 33.9 $                         - $                  33.9 $                6.0 $                  - $                  27.9 $
% of Total Equity 8% 8% 15%
(dollars in millions)
(a) This schedule includes only the five projects under construction listed on the previous page.  This does not include costs associated with phased-in units, operating property renovations and military housing
(b) Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated  at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity ("VIE").
Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.
(c) Cost at pro-rata share represents Forest City's share of cost, based on the Company's pro-rata ownership of each property (a non-GAAP measure).  Under the pro-rata consolidation method of accounting the
(d) "Other Sources" includes estimates of third party subsidies and tax credit proceeds.  The timing and the amounts may differ from our estimates.

Projects Opened or Acquired: Prior Two Years

Note: See pages 34- 35 in the Supplemental Package for the quarter ended April 30, 2012 for footnotes.
Cost at FCE
Cost at Full Total Cost Pro-Rata Share Sq. ft./
Date Consolidation at 100% (Non-GAAP) (c) No. of
Property Location Dev (D) Opened (GAAP) (b) (2) (1) X (2) Units
Prior Two Years Openings as of April 30, 2012
Retail Centers:
(f)
Westchester's Ridge Hill (i) Yonkers, NY D Q2-11/12 70.0% 100.0% $ 868.2 868.2 $        868.2 $                    1,336,000 1,336,000 (h) 60%/68%
Village at Gulfstream Park (g) (k) Hallandale Beach, FL D Q1-10 50.0% 50.0% 0.0 140.2 70.1 511,000 511,000 78%
East River Plaza (g) Manhattan, NY D Q4-09/Q2-10 35.0% 50.0% 0.0 390.6 195.3 527,000 527,000 94%
$ 868.2 1,399.0 $     1,133.6 $                 2,374,000 2,374,000
Office:
Waterfront Station
- East 4th & West 4th Bldgs (Sold Q2-11) (l) Washington, D.C. D Q1-10 45.0% 45.0% $ 245.9 245.9 $        110.7 $                    631,000 99%
Residential
8 Spruce Street (g) (j) Manhattan, NY D Q1-11/12 35.7% 51.0% $ 0.0 875.7 $        446.6 $                    899 79%
Foundry Lofts Washington, D.C. D Q4-11 100.0% 100.0% 57.5 57.5 57.5 170 97%
Presidio Landmark San Francisco, CA D Q3-10 100.0% 100.0% 96.6 96.6 96.6 161 98%
$ 154.1 1,029.8 $     600.7 $                    1,230
Total Prior Two Years Openings (m) $ 1,268.2 2,674.7 $     1,845.0 $
Recap of Total Prior Two Years Openings
Total 2011 $ 925.7 1,801.4 $     1,372.3 $
Total 2010 342.5 873.3 472.7
Total Prior Two Years Openings (m)
$ 1,268.2 2,674.7 $     1,845.0 $
Pro-Rata Gross
FCE Legal FCE % (a) Leasable Lease
Ownership % (a) (1) Area Commitment %
(f)

FOREST CITY
capability
adaptability
accountability

Projects Under Development

as of April 30, 2012
Below is a summary of our active large scale development projects, which have yet to commence construction, often referred to as our "shadow pipeline" which are crucial to our long-term growth.  While we cannot make any assurances on the timing or delivery of these projects, our track record speaks to our ability to bring large, complex projects to fruition when there is demand and available construction financing.  The projects listed below represent pro-rata costs of $801.8 million
($1,005.0 million at full consolidation) of Projects Under Development ("PUD") on our balance sheet and pro-rata mortgage debt of $166.2 million ($222.0 million at full consolidation).
1) Atlantic Yards - Brooklyn, NY
2) LiveWork Las Vegas - Las Vegas, NV
3) The Yards  - Washington, D.C.
4) Colorado Science + Technology Park at Fitzsimons - Aurora, CO
5) The Science + Technology Park at Johns Hopkins - Baltimore, MD
6) Waterfront Station  - Washington, D.C.
7) 300 Massachusetts Avenue  - Cambridge, MA
Located in the science and technology hub of Cambridge, MA, the 300 Massachusetts Avenue block represents an expansion of University Park @ MIT. In a 50/50 partnership with MIT,
Forest City is presently focused on a project that reflects a development program of approximately 260,000 square feet of lab and office space. Potential redevelopment of the entire block is possible with the acquisition of adjacent parcels in future phases, and would result in an approximately 400,000 square foot project.
Atlantic Yards is adjacent to the state-of-the-art arena, Barclays Center, which was designed by the award-winning firms Ellerbe Becket and SHoP Architects and is currently under construction.  Atlantic Yards is expected to feature more than 6,400 units of housing, including over 2,200 affordable units, approximately 250,000 square feet of retail space, and more than 8 acres of landscaped open space.
LiveWork Las Vegas is a mixed-use project on a 13.5 acre parcel in downtown Las Vegas.  At full build-out, the project will have the new 260,000 square-foot City Hall and is also expected to include up to 1 million square feet of office space and approximately 300,000 square feet of retail. The City Hall is owned by the city of Las Vegas, which held its dedication ceremony on
March 5, 2012.
The 184 acre Colorado Science + Technology Park at Fitzsimons is becoming a hub for the biotechnology industry in the Rocky Mountain region. Anchored by the University of Colorado at
Denver Health Science Center, the University of Colorado Hospital and The Denver Children’s Hospital, the park will offer cost-effective lease rates, build-to-suit office and research sites, and flexible lab and office layouts in a cutting-edge research park. The park is also adjacent to Forest City’s 4,700 acre Stapleton mixed-used development.
Located in Southwest Washington, D.C., Waterfront Station is adjacent to the Waterfront/Southeastern University MetroRail station. Waterfront Station is expected to include 660,000 square feet of office space, an estimated 400 residential units and 40,000 square feet of stores and restaurants.
The 31 acre Science + Technology Park at Johns Hopkins is a new center for collaborative research directly adjacent to the world-renowned Johns Hopkins medical and research complex.
Initial plans call for 1.1 million square feet in five buildings, with future phases that could support additional expansion. In 2008, the Company opened the first of those buildings, 855 North
Wolfe Street, a 279,000 square-foot office building anchored by the Johns Hopkins School of Medicine’s Institute for Basic Biomedical Sciences. Construction of a 492,000 square-foot parking garage at 901 N. Washington Street is currently underway and will provide approximately 1,450 parking spaces for Johns Hopkins and the active buildings at the Science + Technology
Park when it is completed in Q3-12. Construction of a second commercial building totaling 234,000 square feet commenced in January 2012. The new building is being developed on a fee basis and will be fully leased to the Department of Health & Mental Hygiene (DHMH) when it is expected to open in Q2-14.
The Yards is a 42 acre mixed-use project, located in the neighborhood of the Washington Nationals baseball park in the Capitol Riverfront District.  The full project is expected to include up to
2,700 residential units, 1.8 million square feet of office space, and 300,000 square feet of retail and dining space.  The Yards features a 5.5 acre publicly funded public park that is a gathering place and recreational focus for the community.  The first residential building, Foundry Lofts, opened in November 2011 and includes a Potbelly Sandwich restaurant which opened Q1-12.
Kruba Thai & Sushi restaurant is expected to open Q2-12.

$	0.0

FORESTCITY

capability
adaptability
accountability

Military Housing

as of April 30, 2012
Below is a summary of our Military Housing development projects. The Company provides development, construction and management services for these projects and receives agreed upon fees for these services.  The following phases still have a percentage of units opened and under construction:
Anticipated FCE Cost at Full Total Cost No.
Property Location Opening Pro-Rata % Consolidation at 100% of Units
Military Housing Under Construction
Hawaii Phase IV Kaneohe, HI 2007-2014 * 476.6 $        1,141
Air Force – Southern Group:
Keesler Air Force Base Biloxi, MS 2011-2012 0.0% 0.0 5.0 1,188
Joint Base Charleston Charleston, SC 2011-2013 0.0% 0.0 72.0 345
Arnold Air Force Base Tullahoma, TN 2011-2013 0.0% 0.0 10.1 22
Shaw Air Force Base Sumter, SC 2011-2015 0.0% 0.0 156.5 630
Subtotal Air Force – Southern Group   $                 0.0 243.6 $        2,185
Total Under Construction   $                 0.0 720.2 $        3,326
*  The Company's share of residual cash flow ranges from 0-20% during the life cycle of the project.
(in millions)
Summary of Military Housing Net Operating Income (14,104 end-state units)
Development fees related to our military housing projects are earned based on a contractual percentage of the actual development costs incurred. We also recognize additional development incentive fees upon successful completion of certain criteria, such as incentives to realize development cost savings, encourage small and local business participation, comply with specified safety standards and other project management incentives as specified in the development agreements.  NOI from development and development incentive fees was $2,362,000 for the three months ended April 30, 2012 and $1,137,000 for the three months ended April 30, 2011.
Construction management fees are earned based on a contractual percentage of the actual construction costs incurred. We also recognize certain construction incentive fees based upon successful completion of certain criteria as set forth in the construction contracts.  NOI from construction and incentive fees was $433,000 for the three months ended April 30, 2012 and $1,180,000 for the three months ended April 30, 2011.
Property management and asset management fees are earned based on a contractual percentage of the annual net rental income and annual operating income, respectively, that is generated by the military housing privatization projects as defined in the agreements. We also recognize certain property management incentive fees based upon successful completion of certain criteria as set forth in the property management agreements.  Property management, management incentive and asset management fees generated NOI of $3,547,000 for the three months ended April 30, 2012 and $3,229,000 for the three months ended April 30, 2011.

theyards
WASHINGTON, DC

M STREET SE
NEW JERSEY AVENUE SE
USDOT HEADQUARTERS
USDOT HEADQUARTERS
QUANDER STREET SE
TINGEY STREET SE
N STREET SE
FIRST STREET SE
1 1/2 STREET SE
CANAL STREET SE
2ND STREET SE
3RD STREET SE
4TH STREET SE
5TH STREET SE
5 1/2 STREET SE
ISSAC HULL STREET SE
WASHINGTON NAVY YARD
WATER STREET SE
RIVER STREET SE
NATIONALS BALLPARK
ANACOSTIA RIVER
Retail
Residential
Office
theyards

capability
adaptability
accountability

FORESTCITY

Riverfront Park (5.5 Acres)
Completed Fall 2010
Foundry Lofts Apts.
Completed November 2011
Boilermaker Shops
Retail/Office
Opening Q3-2012
The Yards –Site Plan
In total, a 42-acre mixed-use project in the Neighborhood of the Washington
Nationals baseball park in the Capitol Riverfront District of Washington, D.C.
Expected to include up to 2,700 residential units, 1.8 million square feet of office space, and 300,000  square feet of retail and dining space.

Future Residential
(mix of market rate, middle income/low income)
Barclays Center Arena (opening September 2012)
Future Office/Flex Use
Site 5
ATLANTIC AVENUE
PACIFIC STREET
DEAN STREET
FLATBUSH AVENUE
CARLTON AVENUE
VANDERBILT AVENUE
Arena
Office
Residential
Open Space

FORESTCITY

capability
adaptability
accountability

Atlantic Yards – Site Plan

Located in Brooklyn, and adjacent to the state-of-the-art arena, Barclays Center, designed by Ellerbe Becket and SHoP
Architects,
Atlantic Yards is expected to
feature more than 6,400 residential units (including 2,200 affordable units),
250,000 square feet of retail and more than 8 acres of landscaped open space.

FOREST CITY

capability
adaptability
accountability

Sustainability at Forest City

•
Commitment
A corporate core value since 2003
Dedicated Sustainability Dept. and Commercial Energy Services Dept.
Accountability and verification – all projects prepare a sustainability “scorecard”
•
Results
30+ projects certified or seeking certification (LEED, Energy Star, others)
Approx. 18.6% of total portfolio is certified (based on cost at pro-rata)
A leader in breadth of LEED certifications by project type:
•
New Construction
•
Core & Shell
•
Neighborhood Development
•
Homes
•
Existing Buildings
•
Value-added
Leveraging portfolio opportunities for energy generation/sale, reduced cost
Forest City included in Calvert Social Index since September, 2010
•
New Developments
Focus on results, not specific certifications, however use them to benchmark performance and stay on top of best practices
December 2011 – Joined National Better Buildings Challenge, a private sector initiative to increase energy efficiency 20% by 2020 across 14m SF of the overall portfolio
•
Renewable Energy
In-house capability to develop and manage alternative energy projects (solar, wind, waste-to-energy) deployed on existing Forest City assets as well as new projects

Net Asset Value Components Footnotes

(1) Pro-rata Q1 2012 NOI is reconciled to NOI at full consolidation by Product Group for the three months ended April 30, 2012 in the
Supplemental Operating Information section of the supplemental package for the three months ended April 30, 2012. NOI generated from the casino land sale of $36.5 million has been excluded from total NOI used in the Net Asset Value Component schedule.
(2) Pro-rata annualized NOI is calculated by taking the Q1 2012 NOI times a multiple of four.
(3) The net stabilized adjustments column represents net adjustments required to arrive at a fully stabilized NOI for those properties currently in initial lease up periods, net of the removal of partial period NOI for recently sold properties. For those properties currently in initial lease up periods we have included stabilization adjustments as follows:
a) Except for Westchester’s Ridge Hill and 8 Spruce Street, NOI for the properties in lease up are reflected at 5% of the pro-
rata cost disclosed in our Development Pipeline disclosure (Current Year and Prior Two Year Openings). This assumption does not reflect Forest City’s anticipated NOI, but rather is used in order to establish a hypothetical basis for valuation of lease up properties. See note 6, which describes the treatment of Westchester’s Ridge Hill and 8 Spruce Street.
b) At the conclusion of the initial development period at each of our military housing communities, we estimate the ongoing property management fees, net of operating expenses, to be $15.0 million.
The net stabilized adjustments are not comparable to any GAAP measure and therefore do not have a reconciliation to the nearest comparable GAAP measure.
(4) Amounts are derived from the respective pro-rata balance sheet line item as of April 30, 2012 and are reconciled to their GAAP equivalents in the Selected Financial Information section of the supplemental package for the three months ended April 30, 2012.
(5) Represents limited-distribution subsidized senior housing properties.
(6) Westchester’s Ridge Hill and 8 Spruce Street have their assets shown in the Development Pipeline section of the model.
Westchester’s Ridge Hill,
mortgage debt at pro-rata consolidation which were transferred to CRP. 8 Spruce Street, as of April 30, 2012, had $427.4 million of costs incurred at pro-rata consolidation and $261.1 million of mortgage debt at pro-rata consolidation which were transferred to CRP.
In order to account for the phased openings of Westchester’s Ridge Hill and 8 Spruce Street as NAV components we have made the following adjustments:
a) All costs and associated debt for Westchester’s Ridge Hill and 8 Spruce Street for purposes exclusive to this disclosure are accounted for as a component of “Adjusted Projects Under Construction” in the Development Pipeline section of this schedule.
Accordingly, all NOI, through the net stabilized adjustments column, and debt have been removed from the CRP section of the
NAV schedule.
(7) Includes $157.7 million of straight-line rent receivable (net of $15.9 million of allowance for doubtful accounts).
(8) Includes $41.7 million of straight-line rent payable.
as of April 30, 2012, had $346.2 million of costs incurred at pro-rata consolidation and $193.7 million of capability
adaptability
accountability

FOREST CITY

Funds From Operations Footnotes

(1) The following table provides detail of Income Tax Expense (Benefit):
(2) For the three months ended January 31, 2012, the effect of 52,343,458 shares of diluted securities were not included in the computation of diluted FFO per share because their effect is anti-dilutive to the negative FFO for the quarter.  As a result, an adjustment to FFO is not required for interest expense of $3,769,000 related to these securities.
2012
2011
Current taxes
Operating earnings
(3,736) $
(12,671) $
Gain on disposition of rental properties and partial interests in rental properties
4,865
30,304
Subtotal
1,129
17,633
Discontinued operations
Operating earnings
(169)
(623)
Gain on disposition of rental properties and partial interests in rental properties
680
1,201
Subtotal
511
578
Total Current taxes
1,640
18,211
Deferred taxes
Operating earnings
14,302
24,540
Gain on disposition of rental properties and partial interests in rental properties
(5,322)
(22,549)
Impairment of depreciable rental properties
(536)
(1,332)
Impairment of Land Group projects
-
(543)
Subtotal
8,444

Discontinued operations
Operating earnings

Gain on disposition of rental properties and partial interests in rental properties
2,829
3,511
Subtotal
3,019
3,921
Total Deferred taxes
11,463
4,037
Grand Total
13,103 $
22,248 $
Three Months Ended April 30,
(in thousands)

Company is principally engaged in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States.
Founded in 1920 and based in Cleveland, Ohio, Forest City’s diverse portfolio includes hundreds of premier properties located throughout the United States. We are especially active in our Core Markets – New York, Boston, Greater Washington, D.C./Baltimore,
Denver, Los Angeles, Greater San Francisco, Dallas, Philadelphia and Chicago – where we have overcome high barriers to entry and developed a unique franchise. These are great urban markets with strong demographics and good growth potential.
Investor Relations Contact:
Jeff Linton
Senior Vice President, Corporate Communication
Forest City Enterprises
216-416-3558
jefflinton@forestcity.net
Forest City Enterprises, Inc., is an NYSE-listed national real estate company with $10.5 billion in total assets (4/30/2012). The